UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

CHAMPION HOMES, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 W. Big Beaver Road, Suite 1000

Troy, MI 48084

(Address of Principal Executive Offices) (Zip Code)

(248) 614-8211

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Champion Homes, Inc. (the “Company”) formed Champion Financing LLC, a captive finance company (the “JV”) that is 51% owned by the Company and 49% owned by Triad Financial Services, Inc., a subsidiary of ECN Capital Corp. (“ECN”). During the fiscal year ended March 29, 2025, the Company began lending activities through Champion Financing, which has provided tailored manufactured housing dealer floor plan and consumer retail financing products. On November 13, 2025, ECN announced its entry into a definitive arrangement agreement (the “Arrangement Agreement”) to be acquired by an investor group led by Warburg Pincus. The Arrangement Agreement contemplates that, at the closing of the transaction and subject to certain terms and conditions, the common shares of ECN will convert into C$3.10 per share, in cash and the mandatory convertible preferred shares, Series E of ECN (the “Series E Shares”), which are solely held by Champion Canada Holdings Inc., a subsidiary of the Company (“Champion Canada”), will convert into C$3.10 per share, in cash (plus all accrued but unpaid dividends thereon). The transaction is expected to close in the second quarter of 2026, subject to court approval and other customary closing conditions.

In connection with the transaction, Champion Canada entered into a customary support and voting agreement, pursuant to which Champion Canada has agreed, subject to certain terms and conditions, to support and vote all of its shares of ECN, including the Series E Shares, in favor of the transaction. Champion Canada holds approximately 19.7% of the total voting power of ECN.

Concurrent with the execution of the support and voting agreement, the Company and ECN also entered into a side letter agreement, pursuant to which they agreed that, effective upon closing of the transaction: (i) the term of the limited liability company agreement of the JV will be extended to at least December 31, 2031 and (ii) the Company (or an affiliate) will make an incremental $10.0 million investment into the JV following closing over a period of up to three years.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including certain statements regarding Champion Homes’ investment in ECN Capital Corp. (“ECN”) and the pending transaction involving ECN are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “could,” “should,” “will,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Champion Homes. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include regional, national and international economic, financial, public health and labor conditions, and the following: supply-related issues, including prices and availability of materials; changes in U.S. trade policies, including tariffs or other trade protection measures; labor-related issues; inflationary pressures in the North American economy; the cyclicality and seasonality of the housing industry and its sensitivity to changes in general economic or other business conditions; demand fluctuations in the housing industry, including as a result of actual or anticipated increases in homeowner borrowing rates; the possible unavailability of additional capital when needed; competition and competitive pressures; changes in consumer preferences for our products or our failure to gauge those preferences; quality problems, including the quality of parts sourced from suppliers and related liability and reputational issues; data security breaches, cybersecurity attacks, and other information technology disruptions; the potential disruption of operations caused by the conversion to new information systems; the extensive regulation affecting the production and sale of factory-built housing and the effects of possible changes in laws with which we must comply; the potential impact of natural disasters on sales and raw material costs; the risks associated with mergers and acquisitions, including integration of operations and information systems; periodic inventory adjustments by, and changes to relationships with, independent retailers; changes in interest and foreign exchange rates; insurance coverage and cost issues; the possibility that all or part of our intangible assets, including goodwill, might become impaired; the possibility that all or part of our investment in ECN might become impaired; the risks relating to the material weakness, including remediation actions, we previously identified in our internal control over financial reporting; the possibility that our risk management practices may leave us exposed to unidentified or unanticipated risks; the potential disruption to our business caused by public health issues, such as an epidemic or pandemic, and resulting government actions; and other risks set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section, and other sections, as applicable, in our Annual Reports on Form 10-K, including our Annual Report on Form 10-K for the fiscal year ended March 29, 2025 previously filed with the Securities and Exchange Commission (“SEC”), as well as in our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, then the developments and future events concerning Champion Homes set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Champion Homes assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION HOMES, INC.

By:	/s/ Laurel Krueger
Laurel Krueger
Senior Vice President, General Counsel and Secretary

Date: November 13, 2025